                            PACIFIC HORIZON FUNDS, INC.              EXHIBIT 16

                                POWER OF ATTORNEY
                                -----------------

         Cornelius John Pings, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, his true and lawful attorney to execute in his name, place and stead, in his capacity as director or officer, or both, of the Company, the Registration Statement on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person and the undersigned does hereby ratify and confirm all that said attorney shall do or cause to be done by virtue hereof.

                                           /s/ Cornelius John Pings
                                           --------------------------
                                           Cornelius John Pings

Date: March 5, 1997

                           PACIFIC HORIZON FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

         Thomas M. Collins, whose signature appears below, does hereby constitute and appoint Cornelius John Pings and W. Bruce McConnel, III, and each of them, his true and lawful attorney or attorneys, to execute in his name, place and stead, in his capacity as director or officer, or both, of the Company, the Registration Statement on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person and the undersigned does hereby ratify and confirm all that said attorneys, or either of them, shall do or cause to be done by virtue hereof.

                                                     /s/ Thomas M. Collins
                                                     -----------------------
                                                     Thomas M. Collins

Date:  March 5, 1997

                           PACIFIC HORIZON FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

         Douglas B. Fletcher, whose signature appears below, does hereby constitute and appoint Cornelius John Pings and W. Bruce McConnel, III, and each of them, his true and lawful attorney or attorneys, to execute in his name, place and stead, in his capacity as director or officer, or both, of the Company, the Registration Statement on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person and the undersigned does hereby ratify and confirm all that said attorneys, or either of them, shall do or cause to be done by virtue hereof.

                                             /s/ Douglas B. Fletcher
                                             -------------------------
                                             Douglas B. Fletcher

Date:  March 5, 1997

                           PACIFIC HORIZON FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

         Robert E. Greeley, whose signature appears below, does hereby constitute and appoint Cornelius John Pings and W. Bruce McConnel, III, and each of them, his true and lawful attorney or attorneys, to execute in his name, place and stead, in his capacity as director or officer, or both, of the Company, the Registration Statement on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person and the undersigned does hereby ratify and confirm all that said attorneys, or either of them, shall do or cause to be done by virtue hereof.

                                                  /s/ Robert E. Greeley
                                                  ----------------------
                                                  Robert E. Greeley

Date:  March 5, 1997

                           PACIFIC HORIZON FUNDS, INC.

                                POWER OF ATTORNEY
                                -----------------

         Kermit O. Hanson, whose signature appears below, does hereby constitute and appoint Cornelius John Pings and W. Bruce McConnel, III, and each of them, his true and lawful attorney or attorneys, to execute in his name, place and stead, in his capacity as director or officer, or both, of the Company, the Registration Statement on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person and the undersigned does hereby ratify and confirm all that said attorneys, or either of them, shall do or cause to be done by virtue hereof.

                                                  /s/ Kermit O. Hanson
                                                  ----------------------
                                                  Kermit O. Hanson

Date: March 5, 1997